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                     AMENDED AND RESTATED PLEDGE AGREEMENT


                  THIS AMENDED AND RESTATED PLEDGE AGREEMENT (the "Pledge Agreement") dated as of August 20, 1996 is made and entered into by and between Golden Books Family Entertainment, Inc., a Delaware corporation (the "Company"), and Richard E. Snyder (the "Pledgor").

                             W I T N E S S E T H:


                  WHEREAS, the Pledgor has purchased 684,432 shares of the Company's common stock, par value $.01 per share, and all of such Shares are subject to this Pledge Agreement (the "Pledged Shares");

                  WHEREAS, in consideration of the loan by the Company to the Pledgor of $5,475,456.00, receipt of which by the Pledgor is hereby acknowledged, to enable the Pledgor to purchase certain of the Pledged Shares, the Pledgor is delivering to the Company a duly executed Amended and Restated Non-Recourse Secured Promissory Note of the Pledgor in the principal amount of $5,475,456.00 dated as of the date hereof (as such note may be amended from time to time, the "Non-Recourse Note");

                  WHEREAS, the Pledgor wishes to grant further security and assurance to the Company in order to secure the payment of the principal, fees, expenses and other amounts owing in respect of, the Non-Recourse Note and to pledge to the Company the Pledged Shares;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Pledge. As collateral security for the full and timely payment of the principal, fees, expenses and other amounts owing in respect of, the Non-Recourse Note, the Pledgor hereby delivers, deposits, pledges, transfers and assigns to the Company, in form transferable for delivery, and creates in the Company a continuing security interest in (i) the Pledged Shares and all certificates or other instruments or documents evidencing any of the above now owned or hereafter acquired by the Pledgor (together with any securities or property to be delivered to the Pledgor pursuant to Section 2(b) hereof, the "Pledged Securities") (ii) all dividends, payments and distributions of every kind due and payable or distributable in respect of all or any of the Pledged Securities (the "Pledged Distributions") and (iii) all other property, assets, accounts and moneys received by Pledgor in respect of the Pledged Securities or the sale, transfer, assignment, encumbrance or other disposition thereof (together with the Pledged Securities and Pledged Distributions, the "Collateral").






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                  The Pledgor hereby delivers to the Company appropriate
undated stock transfer powers duly executed in blank for the Pledged Securities set forth above and will deliver appropriate undated stock transfer powers duly executed in blank for the Pledged Securities to be pledged hereunder from time to time hereafter.

                  Section 2. Administration of Collateral. The following provisions shall govern the administration of the Collateral:

                  (a) (i) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Non-Recourse Note), the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Pledge Agreement or Non-Recourse Note, including voting the Pledged Securities and receiving all cash Pledged Distributions and giving consents, waivers and ratifications in respect thereof.

                  (ii) Upon and during the period of an Event of Default, all rights regarding the Pledged Securities described in the preceding sentence shall be vested in the Company, and the Pledgor shall, if necessary, upon written request of the Company, from time to time execute and deliver (or cause to be executed and delivered) to the Company all such proxies, dividend payment orders and other instruments as the Company may reasonably request. To the extent permitted by applicable law, all dividends and distributions which are received by the Pledgor contrary to the provisions of this clause (a)(ii) of this Section 2 shall be received in trust for the benefit of the Company, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Company as Collateral in the same form as so received (with any necessary endorsement).

                  (b) If, while this Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, whether as a payment of a dividend on, or other distribution in respect of, in substitution of, or in exchange for any Pledged Securities, the Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock transfer powers duly executed in blank, to be held by the Company, subject to the terms of this Pledge Agreement, as additional collateral security for the Non-Recourse Note.

                  (c) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in such form and substance as the Company shall request, including any financing statements and amendments thereto, or any other documents, required under Delaware law and any other applicable law to protect the security interests created hereunder.


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                  (d) Subject to any sale by the Company or other disposition by the Company of the Pledged Securities or other Collateral pursuant to this Pledge Agreement, and subject to Section 5 below, the Collateral shall be returned to the Pledgor upon payment in full of the unpaid principal, fees, expenses and other amounts owing in respect of the Non-Recourse Note.

                  Section 3.  Remedies in Case of an Event of Default.

                  (a) In case an Event of Default shall have occurred and be continuing, the Company shall have in each case all of the remedies of a secured party under the Delaware Uniform Commercial Code, and, without limiting the foregoing, shall have the right, in its sole discretion, to sell, resell, assign and deliver all or, from time to time, any part of the Collateral, including without limitation, the Pledged Securities, and any interest in or option or right to purchase any part thereof, at any private sale or public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Company shall give ten days' notice to the Pledgor of the time and place of any sale pursuant to this Section 3), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. The Company shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by the Company in enforcing its rights under this Pledge Agreement, second to the payment of all fees, expenses and other amounts owing in respect of the Non-Recourse Note and third to the unpaid principal of the Non-Recourse Note.

                  (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 or in the rules and regulations promulgated thereunder or in applicable state securities, or "blue sky," laws, but may be compelled to resort to one or more private sales to a restricted purchaser or group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales may be so made at prices and on other terms less favorable to the seller than if the Collateral was sold at public sale, and that the Company has no obligation to delay the sale of the Collateral for the period of time necessary to permit the registration of the Pledged Securities or other Collateral for public sale under the Securities Act of 1933 and under applicable state securities, or "blue sky," laws. If the Company determines to so register the Pledged Securities or other Collateral, the Pledgor shall comply with reasonable requests from the Company to assist it in making effective such registration, including the execution of such applications and other instruments as may be required to effect such registration. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition of the Collateral by the Company pursuant to this Section 3, the Pledgor will execute all



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such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

                  (d) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  Section 4. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by
(a) any subordination, amendment or modification of or addition or supplement to the Non-Recourse Note, or any assignment or transfer thereof; (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Pledge Agreement or the Non-Recourse Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Pledge Agreement or the Non-Recourse Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  Section 5. Transfer by Pledgor. The Pledgor may sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein only, in each case, as provided and permitted herein. In the event of a sale, assignment, transfer or other disposition of or mortgage, pledge or other encumbrance of Pledged Securities, the Pledged Securities so sold, assigned, transferred or otherwise disposed of or mortgaged, pledged or otherwise encumbered shall remain subject to the provisions of this Pledge Agreement, except as provided in the next succeeding sentence, and no such sale, assignment, transfer or other disposition of or mortgage, pledge or other encumbrance of Pledged Securities may be effected unless and until the proposed purchaser, assignee, transferee or other acquiror, mortgagee or pledgee shall agree in writing, in form and substance satisfactory to the Company in its sole discretion, to be bound by all the terms of this Pledge Agreement with the same force and effect as if such transferee were a party hereto. Notwithstanding anything to the contrary contained in this Section 5, the Pledgor may sell, assign, transfer or otherwise dispose of any portion of the Pledged Securities and the Company shall release such portion of the Pledged Securities from the pledge hereunder to the extent that, after such release, (i) the market value of the Pledged Securities remaining subject to the liens created by this Pledge Agreement exceeds (ii) 125% of the principal amount of the Non-Recourse Note then outstanding.

                  Section 6. Attorney-in-Fact. The Company is hereby appointed the attorney-in-fact of the Pledgor and the Pledgor's transferees for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument that the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 3(c) hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

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                  Section 7. Termination. Upon payment in full of the unpaid principal, fees, expenses and other amounts owing in respect of, the Non-Recourse Note and upon the due performance of and compliance with all the provisions of this Pledge Agreement and the Non-Recourse Note, this Pledge Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Pledged Securities and other Collateral as have not theretofore been sold, released pursuant to Section 5 hereof or otherwise applied pursuant to the provisions of this Pledge Agreement.

                  Section 8. Notices. All notices or other communications required or permitted to be given hereunder shall be effective when delivered to the recipient at the following address:

                  If to Pledgor:     Richard E. Snyder
                                     Linden Farm
                                     34 Boutonville Road
                                     Cross River, New York  10518

                  If to the Company:

                    Golden Books Family Entertainment, Inc.
                                     850 Third Avenue
                                     New York, New York  10022
                                     Attn.: General Counsel

                  Section 9. Binding Effect, Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and nothing herein is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Pledge Agreement. Except as specifically permitted in Section 5 hereof, no transfer of Pledged Securities of the Pledgor shall be permitted hereunder, and any such transfer shall be null and void, unless and until each such transferee agrees in writing, in form and substance satisfactory to the Company in its sole discretion, to become bound by this Pledge Agreement with respect to the Pledged Securities so transferred.

                  Section 10. Miscellaneous. The Company and its assigns shall have no obligation in respect of the Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Pledge Agreement. This Pledge Agreement amends and restates in its entirety that certain pledge agreement, dated as of January 31, 1996, by and between the Pledgor and the Company, and such agreement is hereby terminated, with the Pledged Shares (as defined therein) being returned unencumbered in all respects, other than pursuant to this Pledge Agreement, to the Pledgor. Neither this Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Pledge Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. This Pledge Agreement may be executed simultaneously in counterparts, each of which is an original, but all of which together shall constitute one instrument.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Pledge Agreement to be executed and delivered on the date first written above.

                                          /s/ Richard E. Snyder
                                   ------------------------------------
                                              Richard E. Snyder

                                   GOLDEN BOOKS FAMILY
                                   ENTERTAINMENT, INC.

                                   By    /s/ Philip E. Rowley
                                   ------------------------------------
                                    Name:  Philip E. Rowley
                                    Title: Executive Vice President and
                                           Chief Financial Officer



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